UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 7, 2021
Date of Report (Date of earliest event reported)

Red River Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-38888	72-1412058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 Centre Court Drive, Suite 501, Alexandria, Louisiana		71301
(Address of Principal Executive Offices)		(Zip Code)
(318) 561-5028
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RRBI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item. 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers.
(e) On July 7, 2021, Red River Bank (the “Bank”), a wholly-owned subsidiary of Red River Bancshares, Inc. (the “Company”) entered into a Supplemental Split-Dollar Agreement with each of R. Blake Chatelain, Bryon C. Salazar, Tammi R. Salazar, and Isabel V. Carriere (the “Supplemental Agreements”). The Supplemental Agreements supplement the existing Endorsement Method Split-Dollar Agreements entered into with each of the above named individuals in October 2004 (the “Prior Agreements”). The Prior Agreements provide for payment of certain death benefits to the beneficiaries of Mr. Chatelain, Mr. Salazar, Ms. Salazar, and Ms. Carriere that are subject to reduction to the extent that the executive receives payments under his or her supplemental executive retirement plan upon reaching age 65. All proceeds from the Prior Agreements that are not paid to the beneficiaries will be paid to the Bank.

In the event the executive dies while employed by the Bank, the Supplemental Agreements provide for payment of a death benefit to the executive’s designated beneficiaries in an amount equal to the lesser of (i) $100,000 or (ii) one hundred percent (100%) of the difference between the total death proceeds payable under the life insurance policies designated in the Supplemental Agreement and the cash surrender value of such policies. The Bank is the sole beneficiary of any death proceeds remaining under such policies after payment of the death benefit described above to the executive’s designated beneficiaries.

The foregoing description of the Supplemental Agreements does not purport to be complete and is qualified in its entirety by the full text of the Supplemental Agreements, which are filed as Exhibit 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item. 9.01     Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1+#	Supplemental Split-Dollar Agreement between Red River Bank and R. Blake Chatelain
10.2+#	Supplemental Split-Dollar Agreement between Red River Bank and Bryon C. Salazar
10.3+#	Supplemental Split-Dollar Agreement between Red River Bank and Tammi R. Salazar
10.4+#	Supplemental Split-Dollar Agreement between Red River Bank and Isabel V. Carriere
104	Cover Page Interactive Data File (embedded within Inline XBRL document).
+	Indicates a management contract or compensatory plan
#	Exhibits to the Supplemental Agreements have been omitted pursuant to Item 601(b)(5) of Regulation S-K. We will furnish the omitted exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: July 9, 2021

RED RIVER BANCSHARES, INC.

By:	/s/ Amanda W. Barnett
Amanda W. Barnett
Senior Vice President, General Counsel, and Corporate Secretary